UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 19, 2004


                                    XOMA LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     BERMUDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-14710                                  52-2154066
     (Commission File Number)                (IRS EmployerIdentification No.)

2910 Seventh Street, Berkeley, California                        94710
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code          (510) 204-7200
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     Clarence L. Dellio, XOMA Ltd.'s Senior Vice President and Chief Operating Officer, has announced his retirement, to be effective as of December 31, 2004. It is anticipated that Mr. Dellio will begin functioning on a reduced schedule starting in mid-November.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 19, 2004                 XOMA LTD.




                                         By:  /s/  Christopher J. Margolin
                                              --------------------------------
                                              Christopher J. Margolin
                                              Vice President, General
                                              Counsel and Secretary